                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[x]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                NCR Corporation
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               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

            Voting Instructions to Certain Beneficial Stockholders

[NCR LOGO]

Source: Insert with proxy materials and annual report

Two additional ways to vote

Vote by Telephone
-----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

Using a touch-tone phone call the toll-free number shown on the voting instruction form.

Just follow these 4 easy steps:

     1. Read the accompanying Proxy Statement and voting instruction form.

     2. Call the toll-free number shown on your voting instruction form.

     3. Enter your 12 digit Control Number located on your voting instruction form.

     4. Follow the simple recorded instructions.

                    Your vote is important!


Vote by Internet
----------------

It's fast, convenient, and your vote is immediately confirmed and posted and you can get all future materials by internet.

WWW.PROXYVOTE.COM

Just follow these 4 easy steps:

     1. Read the accompanying Proxy Statement and voting instruction form.

     2. Go to website WWW.PROXYVOTE.COM.

     3. Enter your 12 digit Control Number located on your voting instruction form.

     4. Follow the simple instructions.

                    Your vote is important!

          Go to WWW.PROXYVOTE.COM


Do not return Voting Form if you are voting by telephone or Internet.

                            Employee Communications

Source:  NCR Intranet site (http://www.ncrnet.ncr.com/)
Date:    March 4, 1999

  NCR Announces Unique Stock Restructuring Program to Help Small Shareholders

NCR is announcing a unique stock restructuring program to help registered shareholders with fewer than 10 shares cost-effectively liquidate those shares. This proposal is contained in the 1999 proxy statement filed Wednesday evening and will be voted on by shareholders at the company's April 15th annual meeting. This is significant news because no other company has ever completed a stock transaction like this. It will reduce the number of NCR shareholders by approximately 600,000 and save the company $2 million annually. The US version of the "Wall Street Journal" is running an exclusive article on this unique program in the Thursday, March 4th issue of the paper. See the full Press Release or the March 4 issue of NCR News Digest for more information.


Source:  NCR News Digest (employee newsletter)
Date:    March 4, 1999

*** UNIQUE STOCK RESTRUCTURING PROGRAM ANNOUNCED: NCR's Board of Directors has approved a 1-for-10 reverse stock split followed by a 10-for-1 forward stock split of the company's common stock. The splits, which are subject to shareholder approval at the April 15 Annual Meeting, are designed to give registered shareholders with fewer than 10 shares of NCR stock an easy and cost-effective way to "cash-out" of their NCR holdings. Details are in the related press release at http://www3.ncr.com/press_release/pr030499.html.



Source:  NCR Intranet Site (http://www.ncrnet.ncr.com/)
Date:    March 10, 1999 - April 14, 1999


                Important Information for Employee Stockholders

As in 1998, employee stockholders are encouraged to use a cost-effective method to vote their proxy for NCR's 1999 Annual Meeting of Stockholders. You should have received, or will be receiving shortly, NCR's proxy statement and proxy card in the mail. This year, most stockholders will have the opportunity to vote their shares electronically via the Internet, which is considerably less expensive for NCR than traditional voting by mail. In addition, you may be able to help reduce NCR's costs by electing to receive NCR's future proxy statements and annual reports electronically. You can help NCR save the cost of printing and mailing these documents by consenting to electronic delivery instead of receiving paper copies in the mail.

Click HERE for more information and web links to vote your shares.
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- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


Source:  NCR Intranet Site (http://www.ncrnet.ncr.com/stock-info.htm)
Date:    March 10, 1999 - April 14, 1999

Attention employee stockholders:

  Once again, employee stockholders are encouraged to use a cost-effective method to vote their proxy for NCR's 1999 Annual Meeting of Stockholders. You should have received, or will be receiving shortly, NCR's proxy statement and proxy card in the mail. This year, most stockholders will have the opportunity to vote their shares electronically via the Internet, which is considerably less expensive for the Company than traditional voting by mail. In addition, you may be able to help reduce NCR's costs by electing to receive NCR's future proxy statements and annual reports electronically. You can help the Company save the cost of printing and mailing these documents by consenting to electronic delivery instead of receiving paper copies in the mail.

  If you are a "registered" stockholder (holding NCR stock in your own name) you can vote your proxy by accessing the Internet voting website at http://www.eproxyvote.com/ncr. Registered stockholders can also consent to electronic delivery by completing the consent form found online at http://www.econsent.com/ncr.

  Employees who hold their NCR stock through Merrill Lynch under the Employee Stock Purchase Plan should access http://www.proxyvote.com to vote electronically. These employees can also consent to electronic delivery of future proxy statements and annual reports for their stock by completing the enrollment form at the end of this Internet voting site.

  Finally, if you hold your NCR shares in street name through a nominee (such as in a bank or brokerage account), you may receive similar instructions on how to vote electronically with your proxy statement. You should also check the instructions provided by your nominee on how to receive future proxy statements and annual reports electronically.

  No matter how you hold your NCR stock, we strongly recommend that, if possible, you take advantage of these cost-saving opportunities by voting electronically and registering yourself for electronic delivery of future proxy statements and annual reports.

  For your convenience, this year NCR's proxy statement and 1998 Annual Report are also available online at http://www.irin.com/ncr. In addition, copies of the annual report will still be available through the Graphic Products Fulfillment Center.

  An "NCR News Alert On . . . the Annual Meeting" will be e-mailed to employees after the meeting to be held on April 15 at Sugar Camp in Dayton. Because there will be limited seating and parking at the meeting, Dayton-based employees are encouraged to read the Alert rather than attend the meeting.

Source: NCR News Digest (employee newsletter)
Date:   March 11, 1999

*** ATTENTION EMPLOYEE STOCKHOLDERS: Once again, employee stockholders are encouraged to use a cost-effective method to vote their proxy for NCR's 1999 Annual Meeting of Stockholders. You should have received, or will be receiving shortly, NCR's proxy statement and proxy card in the mail. This year, most stockholders will have the opportunity to vote their shares electronically via the Internet, which is considerably less expensive for the Company than traditional voting by mail. In addition, you may be able to help reduce NCR's costs by electing to receive NCR's future proxy statements and annual reports electronically. You can help the Company save the cost of printing and mailing these documents by consenting to electronic delivery instead of receiving paper copies in the mail. Please see the instructions provided at http://www.ncrnet. ncr.com/stock-info.htm to take advantage of these cost-saving opportunities.

An "NCR News Alert On... the Annual Meeting" will be e-mailed to employees after the meeting to be held on April 15 at Sugar Camp in Dayton. Because there will be limited seating and parking at the meeting, Dayton-based employees are encouraged to read the Alert rather than attend the meeting.

Source:
Internet proxy voting site for registered stockholders
(http://www.eproxyvote.com/ncr)

[NCR Logo]

Please click on the proceed button below to continue to the secure voting site.

                                   [Proceed]

If you have more than one proxy card, please vote only one card at a time.

1.   Enter the Voter Control Number that appears in the box on your proxy card.

2. Enter the last 4 digits of your U.S. Taxpayer Identification (Social Security) Number for this account.

If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.

Important: For your vote to be cast, the Voter Control Number and the last four digits of the U.S. Taxpayer Identification (Social Security) Number for this account must match the numbers on our records.

3.   Enter your e-mail address to receive an e-mail confirmation of your vote.

     Enter your e-mail address again for validation.

                                   [Proceed]

Welcome!

Name Line
Address Line
City, State Zip Line

                  This proxy represents the following shares:

                             Source         Shares
                         Share Source 1           X
                         Share Source 2           X
                         Total:                   X

                                   [Proceed]

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR NCR'S ANNUAL
                   MEETING OF STOCKHOLDERS ON APRIL 15, 1999.

As a stockholder of NCR Corporation, a Maryland corporation ("NCR"), you hereby appoint Lars Nyberg, David Bearman, and Jon Hoak, and each of them, proxies, with the powers you would possess if personally present, and with full power of substitution, to vote all shares of common stock of NCR that you are entitled to vote at NCR's Annual Meeting of Stockholders to be held in Dayton, Ohio, on April 15, 1999, and at any postponement or adjournment thereof, including the matters described in the accompanying proxy statement.

The proxies will vote your shares in accordance with your directions below. If you do not indicate your choices below, the proxies will vote your shares in accordance with the Directors' recommendations.

                   The Board of Directors Recommends a Vote
                       "FOR" all Nominees for Director.
                           "FOR" Proposals 2 and 3.
                             "AGAINST" Proposal 4.

--------------------------------------------------------------------------------

Check this box to vote all proposals in accordance with the recommendations of the Board of Directors []

The Board Recommends a Vote "FOR" Proposal 1

                                   For All Nominees          Withhold
                                   Except As                 As To All
                                   Noted Below               Nominees

1.   Election of Directors         []                        []

Or, check the box for the director(s) from whom you wish to withhold your vote:

     []   Ronald A.           []   C.K. Prahalad       []   William S.
          Mitsch                   Class C Director         Stavropoulos
          Class C Director                                  Class C Director
     []   James R. Long
          Class B Director

The Board Recommends a Vote "FOR" Proposal 2
                                                         For    Against  Abstain

2.   Amend the Company's Amended and Restated            []     []       []
     Articles of Incorporation to effect a reverse stock split followed by a forward stock split of NCR's common stock.

The Board Recommends a Vote "FOR" Proposal 3

                                                       For      Against  Abstain
3. Approval of the appointment of                      [ ]      [ ]      [ ]
PricewaterhouseCoopers LLP as the Company's independent accountants for 1999.

The Board Recommends a Vote "AGAINST" Proposal 4
                                                       For      Against  Abstain
4. Stockholder Proposal - Discontinue Executive        [ ]      [ ]      [ ]
Incentive Programs.


Check the box for the options which apply to you.

[ ]  Discontinue Annual Reports (Duplicate Account)


To submit your vote please click the button below.
(Your vote will not be counted until the Submit Vote button is pressed.)

                              [Submit Your Vote]


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Your proxy vote has been recorded as follows:

     1. Election of Directors

     X

     2. Amend the Company's Amended and Restated Articles of Incorporation to effect a reverse stock split followed by a forward stock split of NCR's common stock.

     X

     3. Approval of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for 1999.

     X

     4. Stockholder Proposal - Discontinue Executive Incentive Programs.

     X

Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the Proceed button.

                                   [Proceed]
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

Thank you for using EquiServe's Vote-By-Net Facility. Your vote will be applied within 24 hours.

To enroll in NCR's paperless annual report and proxy consent program, please click the Proceed button below.

                                   [Proceed]

To vote another proxy card, or to change your vote, please click the button below. You may now go to the NCR homepage or the EquiServe homepage.

                             [Vote Another Proxy]